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*Van Kampen Funds
Rule 10f-3 Transactions (Purchase of Securities by Portfolio From an Underwriting Syndicate in which an Affiliate is a Member)

Julyl 1, 2000 through September 30, 2000



TRADE                 AMOUNT OF  PARTICIPATING PRICE     AMOUNT    PURCHASED %
DATE     UNDERWRITING OFFER      FUND/s        PER SHARE PURCHASED FROM      UV

07/10/00 Axcelis      15,500,000 Equity Growth 22.00      1,900    Lehman 0.012%
                                 Focus Equity  22.00      10,000   Salomon
                                                                   Smith
							  11,900          0.077%

07/10/00 Turkcell     96,000,000 Emerging Mkts 17.60      103,960  Goldman
								   Sachs  0.108%

07/17/00 deCode
	 Genetics     9,600,000  Equity Growth 18.00      200      Lehman 0.002%
                                 Focus Equity  18.00      900      Lehman 0.009%
                                                          1,100           0.011%

07/19/00 Argonaut
	 Tech         4,600,000  Equity Growth 15.00       1,500   Warburg
								   Dillon
								   Read   0.033%
                                 Focus Equity  15.00       7,400   Furman
								   Selz   0.161%
                                                           8,900          0.193%

07/21/00 Embraer      18,900,000 Emerging Mkts 18.50       20,000  Merrill
								   Lynch  0.106%
                                 Latin Americn 18.50       35,900  Merrill
								   Lynch  0.190%
                                                           55,900         0.296%

07/25/00 Spectrasite  14,500,000 Equity Growth 21.00       5,000   CS
								   First
								   Boston 0.034%

07/26/00 Mainspring   3,500,000  Equity Growth 12.00       100     Thomas
								   Weisel
								   Partnr 0.003%

07/26/00 Tycom        61,130,435 Equity Growth 32.00       5,000   Warburg
								   Dillon
								   Read   0.008%
                                 Focus Equity  32.00       25,200  Goldman
								   Sachs  0.041%
                                                           30,200         0.049%

07/27/00 Avici Systms 7,000,000  Equity Growth 31.00       400     Lehman 0.006%
                                 Focus Equity  31.00       2,000   Warburg
								   Dillon
								   Read   0.029%
                                                           2,400          0.034%

07/27/00 Crown Castle
	 Int'l        11,000,000 Equity Growth 29.50       3,400   Goldman
								   Sachs  0.031%
                                 Focus Equity  29.50       16,800  CS Fist
								   Boston 0.153%
                                                           20,200         0.184%

08/02/00 Genaissance
	 Phamaceutcls 6,000,000  Equity Growth 13.00       3,000   Bear
								   Stearns0.050%
                                 Focus Equity  13.00       15,000  Deutsche
								   Bank   0.250%
                                                           18,000         0.300%

08/03/00 Inspire
	 Pharmaceutcls 5,500,000 Equity Growth 12.00       100     Deutsche
								   Bank   0.002%
                                 Focus Equity  12.00       800     Deutsche
								   Bank   0.015%
                                                           900            0.017%

08/04/00 Giganet, Ltd. 5,000,000 Emerging Mkts 17.00       1,980    Lehman0.040%

08/07/00 Active Power  8,000,000 Equity Growth 17.00       1,000    Merrill
								    Lynch 0.013%
                                 Focus Equity  17.00       5,100    CIBC  0.064%
                                                           6,100          0.076%

08/08/00 PetrobrsADR 153,500,000 Emerging Mkts 24.00       50,900   Merrill
								    Lynch 0.033%
                                 Latin Americn 24.00       72,600   Merrill
								    Lynch 0.047%
                                                           123,500        0.080%

09/22/00 Curon Medical 5,000,000 Equity Growth 11.00       2,200    S G
								    Cowen 0.044%
                                 Focus Equity  11.00       11,200   Warburg
								    Dillon
								    Read  0.224%
                                                           13,400         0.268%

09/26/00 Southern
         Energy       58,000,00  Equity Growth 22.00       3,100    Montgo0.005%
                                 Focus Equity  22.00       15,400   Goldman
								    Sachs 0.027%
                                                           18,500         0.032%

09/28/00 Asur ADR     22,173,000 Emerging Mkts 15.13       39,140    Warburg
								     Dillon
								     Read 0.177%
                                 Latin Americn 15.13       89,500    Warburg
								     Dillon
								     Read 0.404%
                                                           128,640        0.580%

09/28/00 Protein
         Energy Systm 7,000,000  Equity Growth 17.00       10,200    CS
								     First
								     Bostn0.146%

All Transactions were completed in accordance with rule 10f-3.

All prices in US$ unless otherwise noted.

*VAN KAMPEN SERIES FUND, INC.
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